SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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ANCHOR SERIES TRUST

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ANCHOR SERIES TRUST

SA BlackRock Multi-Asset Income Portfolio

ATTN: Annuity Service Center

P.O. Box 15570

Amarillo, TX 79105-5570

(800) 445-7862

[—], 2015

Dear Contract Owner:

You are receiving the enclosed information statement (the “Information Statement”) because you own shares in the SA BlackRock Multi-Asset Income Portfolio (the “Portfolio”), a series of Anchor Series Trust (the “Trust”). The purpose of this Information Statement is to inform you that on September 30, 2014, the Board of Trustees of the Trust (the “Board”) approved the appointment of BlackRock Investment Management, LLC (“BlackRock”) as the new subadviser of the Portfolio, pursuant to a new subadvisory agreement between SunAmerica Asset Management, LLC and BlackRock with respect to the Portfolio. BlackRock replaced Wellington Management Company LLP (“Wellington Management”), the previous subadviser of the Portfolio. On January 12, 2015, BlackRock began managing the Portfolio. In connection with BlackRock replacing Wellington Management as the subadviser of the Portfolio, the Board also approved the change in the Portfolio’s name from the “Multi-Asset Portfolio” to the “SA BlackRock Multi-Asset Income Portfolio,” along with certain corresponding changes to the Portfolio’s investment strategies effective on January 12, 2015.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the Portfolio, BlackRock and the new subadvisory agreement.

This document is for your information only and you are not required to take any action. Should you have any questions about these changes or if we can be of service to you in any other way, please call our customer service center between the hours of 8 a.m. PST and 5 p.m. PST at (800) 445-7862. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,

/s/ John T. Genoy John T. Genoy President Anchor Series Trust

ANCHOR SERIES TRUST

SA BlackRock Multi-Asset Income Portfolio

ATTN: Annuity Service Center

P.O. Box 15570

Amarillo, TX 79105-5570

INFORMATION STATEMENT

REGARDING A NEW SUBADVISORY AGREEMENT

FOR THE SA BLACKROCK MULTI-ASSET INCOME PORTFOLIO

You have received this information statement (the “Information Statement”) because you own shares in the SA BlackRock Multi-Asset Income Portfolio (the “Portfolio”), a series of Anchor Series Trust (the “Trust”). You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes the appointment by the Board of Trustees of the Trust (the “Board”) of a replacement subadviser for the Portfolio.

At an in-person meeting held on September 30, 2014 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Trust or BlackRock Investment Management, LLC (“BlackRock”), as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Disinterested Trustees”), approved BlackRock as the new subadviser to the Portfolio, pursuant to a new subadvisory agreement (the “Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolio’s investment adviser, and BlackRock. BlackRock replaced Wellington Management Company LLP (“Wellington Management”), the previous subadviser of the Portfolio. BlackRock assumed portfolio management responsibilities for the Portfolio on January 12, 2015. The change in the Portfolio’s name from “Multi-Asset Portfolio” to the “SA BlackRock Multi-Asset Income Portfolio,” along with corresponding changes to the Portfolio’s principal investment strategies and principal investment risks, also became effective on January 12, 2015.

We are not asking for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.

The Trust has received an exemptive order from the Securities and Exchange Commission (“SEC”) that allows SunAmerica, subject to certain conditions, to select new subadvisers, replace existing subadvisers or make changes to existing subadvisory contracts without first calling a shareholder meeting and obtaining shareholder approval (the “Order”). The Order requires that within 60 days of entering into a new subadvisory agreement, the Trust must furnish the Portfolio’s shareholders with the same information about the new subadviser and subadvisory agreement that would have been included in a proxy statement, except as modified by the Order. This Information Statement is being provided to you to satisfy this requirement. This Information Statement is being posted at www.aig.com/informationstatements on or about [—], 2015.

The Trust and the Adviser

The Portfolio is an investment series of the Trust, a Massachusetts business trust. SunAmerica is an investment adviser registered with the SEC and is located at Harborside Financial Center, Plaza 5, Jersey City, New Jersey 07311-4992. SunAmerica, organized in 1982 under the laws of Delaware, is an indirect, wholly-owned subsidiary of American International Group, Inc. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica with respect to the Portfolio on January 1, 1999, as amended from time to time, which was last approved by the Board, including a majority of the Disinterested Trustees, at an in-person meeting held on June 3, 2014.

As investment adviser, SunAmerica selects the subadvisers for the Portfolio, manages the Portfolio, provides various administrative services to the Portfolio and supervises the Portfolio’s daily business affairs, subject to oversight by the Board. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios of the Trust for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other considerations. At the Meeting, SunAmerica recommended BlackRock as the new subadviser to the Portfolio, in connection with the proposed changes to the Portfolio’s principal investment strategies, after conducting a management selection process.

The subadvisers to the Trust’s portfolios, including BlackRock, act pursuant to agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold, selecting broker-dealers and negotiating commission rates for the portfolios. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers’ fees. The portfolios do not pay fees directly to a subadviser.

The Subadvisory Agreement

BlackRock serves as subadviser to the Portfolio pursuant to the Subadvisory Agreement. Under the terms of the Subadvisory Agreement, and subject to the oversight and review of SunAmerica, BlackRock will manage the investment and reinvestment of the Portfolio’s assets and will: (i) determine the securities to be purchased or sold and execute such documents on behalf of the Portfolio as may be necessary in connection therewith; (ii) provide SunAmerica with records concerning its activities which SunAmerica and/or the Portfolio are required to maintain; and (iii) render regular reports to SunAmerica and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadvisory Agreement also provides that in the absence of willful malfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties thereunder, BlackRock shall not be subject to liability to SunAmerica (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with SunAmerica) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement, including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which the Subadvisory Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to BlackRock’s receipt of compensation for services.

The Subadvisory Agreement shall continue in effect for an initial term beginning January 12, 2015 until June 30, 2016. Thereafter, its continuance must be approved annually in the manner required by the 1940 Act and the rules thereunder. The Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by vote of a majority of the Board, by vote of the holders of a majority of the outstanding shares of the Portfolio, or by SunAmerica, on not less than 30 nor more than 60 days’ written notice to BlackRock.

The Subadvisory Agreement is substantially similar in all material respects to the previous subadvisory agreement with Wellington Management, except for: (i) the effective date and terms of the agreements; and (ii) the amount of the subadvisory fees. The Subadvisory Agreement will not result in an increase in fees to shareholders as SunAmerica, and not the Portfolio, is responsible for all fees payable pursuant to the Subadvisory Agreement. The Subadvisory Agreement is attached to this Information Statement as Exhibit A.

For the fiscal year ended December 31, 2014, SunAmerica received advisory fees from the Portfolio in the amount of $223,215 or 1.00% of the Portfolio’s average daily net assets. For the same period, SunAmerica paid subadvisory fees to Wellington Management in the aggregate amount of $55,804 or 0.25% of the average daily net assets of the Portfolio, and thus retained $167,411 of its advisory fee. The

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subadvisory fee rate payable by SunAmerica to Wellington Management was equal to an annual rate of 0.250% of average daily net assets on the first $50 million, 0.175% on the next $100 million and 0.150% thereafter. The subadvisory fee rate payable by SunAmerica to BlackRock is equal to an annual rate of 0.425% of average daily net assets of the Portfolio on the first $100 million, 0.400% on the next $400 million, 0.375% on the next $500 million and 0.350% thereafter. If, for the fiscal year ended December 31, 2014, BlackRock had served as subadviser to the Portfolio for the entire period, SunAmerica would have paid subadvisory fees to BlackRock in the aggregate amount of $94,866 or 0.425% of the average daily net assets of the Portfolio. In addition, pursuant to a subadvisory fee waiver agreement (the “BlackRock iShares Waiver”), BlackRock has contractually agreed to waive its subadvisory fee in an amount equal to the Portfolio’s “acquired fund fees and expenses” incurred in connection with its investments in exchange-traded funds that are advised or sponsored by BlackRock or its “affiliated persons,” as defined in Section 2(a)(3) of the 1940 Act (the “iShares Funds”). SunAmerica has also contractually agreed to waive a portion of its advisory fee with respect to the Portfolio in an amount equal to the BlackRock iShares Waiver in order to pass the benefit of such waiver onto the Portfolio in connection with its investments in the iShares Funds. The subadvisory fee rate payable to BlackRock was negotiated at arms-length, based on a variety of factors, including the value of the services to be provided, the competitive environment in which the Portfolio will be marketed, the investment characteristics of the Portfolio relative to other similar funds and the fees charged to comparable products within the industry. There is no change in the advisory fee rate paid by the Portfolio as a result of the approval of BlackRock as the subadviser to the Portfolio.

Information about the Subadviser

BlackRock Asset Management, LLC (“BlackRock”) is a registered investment adviser located at 1 University Square Drive, Princeton, NJ 08540. BlackRock commenced operations in 1988. As of December 31, 2014, accounts managed by BlackRock had combined assets of approximately $4.65 trillion.

The names and principal occupations of BlackRock’s principal executive officers and directors are set forth below. The address of each person is 1 University Square Drive, Princeton, NJ 08540. No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material transaction with BlackRock or its affiliates since the beginning of the Portfolio’s most recent fiscal year.

Name	Principal Occupation
Laurence Fink	Chief Executive Officer
Robert Kapito	President
Charles Hallac	Co-President
Daniel R. Waltcher	Director
Matthew Mallow	General Counsel and Senior Managing Director
Gary Shedlin	Chief Financial Officer and Senior Managing Director
Charles Park	Chief Compliance Officer
Phillippe Matsumoto	Treasurer and Managing Director
Robert Goldstein	Chief Operating Officer
Linda Gosden Robinson	Senior Managing Director and Head of Marketing and Communications
Kendrick Wilson	Vice Chairman

No officers or Trustees of the Portfolio are officers, employees, directors, general partners or shareholders of BlackRock.

BlackRock is the investment adviser for other mutual funds, and/or institutional accounts, that have an investment objective similar to that of the Portfolio. The name of such fund or account, together with information concerning the fund’s assets, and the advisory fee rate paid (as a percentage of average net assets) to BlackRock for its management services, are set forth below.

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Fund Name	Assets as of August 31, 2014 (millions)	Fee Rate (% of average daily net assets)
[Subadvisory Fund #1]*		$0.425% on the first $100 million 0.40% on the next $400 million 0.375% on the next $500 million 0.350% thereafter
[Subadvisory Fund #2]**		0.425% on the first $100 million 0.40% on the next $400 million 0.375% on the next $500 million 0.350% thereafter

*	Calculation of subadvisory fee excludes any assets invested in BlackRock affiliated registered investment funds.
**	BlackRock will waive its subadvisory fee for the Subadvisory Fund #2 in an amount equal to the acquired fund subadvisory fee paid to BlackRock for any portfolio affiliated with its trust. In addition, BlackRock will waive its subadvisory fee for the Subadvisory Fund #2 in an amount equal to the management or subadvisory fee it receives for acquired funds that are not affiliated with its trust. Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.

Factors Considered by the Board of Trustees

At the Meeting, the Board, including the Disinterested Trustees, approved the Subadvisory Agreement with respect to the Portfolio. As a result, effective January 12, 2015, BlackRock assumed portfolio management responsibilities for the Portfolio.

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and BlackRock provided, materials relating to the Board’s consideration of whether to approve the Subadvisory Agreement. These materials included, as applicable: (a) a summary of the services to be provided to the Portfolio by BlackRock and certain entities affiliated with BlackRock (the “Subadviser Affiliates”); (b) information independently compiled and prepared by Lipper, Inc. (“Lipper”), an independent third-party provider of mutual fund data, on proposed fees and expenses of the Portfolio as compared with a peer group of funds, along with fee and performance data with respect to the Portfolio and any other mutual funds or other accounts advised or subadvised by BlackRock with similar investment objectives and/or strategies, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) information about BlackRock’s compliance policies and procedures and the services SunAmerica provides in connection with its oversight of subadvisers; (e) information about SunAmerica’s and BlackRock’s risk management processes; (f) information regarding brokerage and soft dollar practices; and (g) information about the key personnel of BlackRock, that are involved in the investment management, administration, compliance and risk management activities with respect to the Portfolio, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the Subadvisory Agreement and separate sub-subadvisory agreements (the “Sub-Subadvisory Agreements”) between BlackRock and the Subadviser Affiliates, the Board, including the Disinterested Trustees, considered at the Meeting factors it deemed relevant, including the following information:

Nature, Extent and Quality of Services. The Board, including the Disinterested Trustees, considered the nature, extent and quality of services to be provided by BlackRock with respect to the Portfolio, including investment management services such as investment research, advice and supervision, and determining which securities will be purchased or sold by the Portfolio, subject to the oversight and review of SunAmerica. In addition, the Board reviewed BlackRock’s history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board also reviewed the personnel that would be responsible for providing portfolio management services to the Portfolio. The Board considered that, based on the materials provided, discussions with BlackRock representatives, and diligence conducted by management, that: (i) BlackRock would be able to retain high quality portfolio managers and other investment personnel; (ii) BlackRock would exhibit a high level of

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diligence and attention to detail in carrying out its responsibilities as a subadviser; and (iii) BlackRock would be responsive to requests of the Board and of SunAmerica. The Board also considered that BlackRock has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Portfolio. The Board further considered BlackRock’s code of ethics, compliance and regulatory history and risk management processes. The Board also noted that BlackRock had not experienced any material regulatory or compliance problems nor has it been involved in any material litigation or administrative proceedings that would potentially impact it from effectively serving as a subadviser to the Portfolio.

The Board also considered the approval of three Sub-Subadvisory Agreements between BlackRock and each Subadviser Affiliate, respectively. The Board noted that each Sub-Subadvisory Agreement contained a provision that BlackRock would compensate the Subadviser Affiliates from its subadvisory fees at a rate to be agreed upon among BlackRock and the Subadviser Affiliates from time to time. The Board also considered that the sub-subadvisory fees were paid by BlackRock out of its subadvisory fee and not by SunAmerica or the Portfolio.

The Board concluded that the nature and extent of services to be provided by BlackRock under the Subadvisory Agreement, and the Subadviser Affiliates under each Sub-Subadvisory Agreement, were reasonable and appropriate in relation to the proposed subadvisory fees and that the quality of services was reasonably expected to be high.

Consideration of the Subadvisory Fee and the Cost of the Services to be Provided. The Board, including the Disinterested Trustees, also received and reviewed information regarding the fees to be paid by SunAmerica to BlackRock pursuant to the Subadvisory Agreement. The Board further considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained.

In connection with the consideration of the subadvisory fee to be paid by SunAmerica to BlackRock pursuant to the Subadvisory Agreement and in the context of the changes in the Portfolio’s principal investment strategy and techniques, the Board initially considered the reasonableness of the current management fee for the Portfolio. To assist in analyzing the reasonableness of the management fee for the Portfolio, the Board received reports independently prepared by Lipper, which contained comparative fee and expense information with respect to the Portfolio (which is based on estimated expense amounts) and a representative group of similar funds as determined by Lipper. In considering the reasonableness of the management fee to be paid by the Portfolio to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual advisory fees; and (ii) total operating expenses. In considering the Portfolio’s projected total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Portfolio. The Board further considered that, unlike the funds in the Portfolio’s peer group (“Peer Group”) and peer universe (“Peer Universe”), the fee waivers and/or reimbursements anticipated to be made by SunAmerica with respect to the Portfolio are only reflected in the total expenses category of the Lipper report, rather than also being reflected as specific management fee waivers in the actual management fees category of the Lipper report. As a result, the Board took into account that the actual management fees presented by Lipper for the funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board also considered the various expense components of the Portfolio and compared the Portfolio’s net expense ratio to those of other funds within its Peer Group and Peer Universe as a guide to help assess the reasonableness of the management fee for the Portfolio. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Group and Peer Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica would be providing services at a cost that was competitive with other, similar funds.

The Board also received and reviewed information regarding the subadvisory fee to be paid by SunAmerica to BlackRock pursuant to the Subadvisory Agreement. To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report prepared independently by Lipper. The

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report showed comparative fee information of the Portfolio’s Peer Group and Peer Universe that the Board used as a guide to help assess the reasonableness of the subadvisory fees. The Board noted that the Peer Group and Peer Universe information, as a whole, was useful in assessing whether BlackRock was providing services at a cost that was competitive with other similar funds. The Board also considered that the subadvisory fee was paid by SunAmerica out of its advisory fee and not by the Portfolio, and that subadvisory fee may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of the subadvisory fees to be paid out by SunAmerica and the amount of the advisory fee that it would retain and determined that these amounts were reasonable in light of the services to be performed by SunAmerica and BlackRock, respectively. With respect to the sub-subadvisory fees to be paid by BlackRock to the Subadviser Affiliates, the Disinterested Trustees considered that the fees would be negotiated among BlackRock and the Subadviser Affiliates, and that BlackRock would compensate the Subadviser Affiliates from its fee.

The Board also considered fees received by BlackRock with respect to other mutual funds and accounts for which it serves as adviser or subadviser that have similar investment strategies to the Portfolio, as applicable, and reviewed any relevant distinctions or differences with respect to such other mutual funds or accounts. The Board concluded that the subadvisory fees were reasonable in light of the factors discussed above.

Investment Performance. The Board, including the Disinterested Trustees, also considered performance data with respect to any other mutual funds or other accounts advised or subadvised by BlackRock with similar investment objectives and/or strategies, as applicable. In considering this comparative performance, however, the Board also reviewed any relevant distinctions and differences, and acknowledged that past performance is not necessarily indicative of future results.

Profitability. The Board also considered SunAmerica’s profitability and the benefits SunAmerica and its affiliates would receive from its relationship with the Portfolio. The Board was provided with a profitability analysis that detailed the revenues that would be earned and the expenses that would be incurred by SunAmerica and its affiliates that provide services to the Portfolio. In particular, the Board considered the contractual fee waivers and/or expense reimbursements agreed to by SunAmerica with respect to the Portfolio.

The Board also reviewed financial statements and/or other reports from BlackRock and considered whether Blackrock had the financial resources necessary to attract and retain high quality investment management personnel and to provide high quality services to the Portfolio. The Board considered that BlackRock had the financial resources necessary to perform its obligations under the Subadvisory Agreement and would provide the Portfolio with high quality services. In considering the profitability to BlackRock in connection with its relationship to the Portfolio, as discussed above, the Board noted that the fees under the Subadvisory Agreement will be paid by SunAmerica out of the advisory fees that SunAmerica receives under the Advisory Agreement. The Board also relied on the ability of SunAmerica to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length. As a result, the Board determined that the profitability to BlackRock from its relationship with the Portfolio was not a material factor in their deliberations with respect to their consideration of the approval of the Subadvisory Agreement.

Economies of Scale. For similar reasons as stated above with respect to BlackRock’s profitability, the Board concluded that the potential for economies of scale in BlackRock’s management of the Portfolio was not a material factor to the approval of the Subadvisory Agreement, although the Board noted that the subadvisory fee payable to BlackRock contains breakpoints. The Board also noted that it had considered information regarding economies of scale at the in-person meeting of the Board held on June 3, 2014, in the context of the renewal of the Advisory Agreement between Anchor Series and SunAmerica with respect to the Portfolio.

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Other Factors. In consideration of the Subadvisory Agreement, the Board also received information regarding BlackRock’s brokerage practices. The Board considered that SunAmerica and BlackRock would be responsible for decisions to buy and sell securities for the Portfolio, selection of broker-dealers and negotiation of commission rates. The Board also considered the benefits BlackRock derives from its soft dollar arrangements, to the extent applicable, including arrangements under which brokers provide brokerage and/or research services to BlackRock in return for allocating brokerage. The Board also considered that, to the extent that the Portfolio would invest in the iShares Trust, a Delaware statutory trust registered under the 1940 Act as an open-end management investment company that is organized as a series fund with multiple series that operate as exchange-traded funds (the “iShares Funds”) that are advised or sponsored by BlackRock or its “affiliated persons,” as defined in Section 2(a)(3) of the 1940 Act, BlackRock would receive a management fee for the management of the Portfolio as well as an annual unitary management fee for the management of the iShares Funds, such that BlackRock has agreed to waive a portion of its subadvisory fee from the Portfolio equivalent to the management fees and administration fees, if any, received by BlackRock from the iShares Funds.

Conclusion. After a full and complete discussion, the Board, including the Disinterested Trustees, approved the Subadvisory Agreement and the Sub-Subadvisory Agreements, each for an initial term ending June 30, 2016. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Trustees, was satisfied that the terms of the Subadvisory Agreement and the Sub-Subadvisory Agreements were fair and reasonable and in the best interests of the Portfolio and its shareholders. In arriving at a decision to approve the Subadvisory Agreement and the Sub-Subadvisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Director may have attributed different weights to different factors. The Disinterested Trustees were also assisted by the advice of independent legal counsel in making this determination.

Ownership of Shares

As of January 12, 2015, shares were owned directly either by the separate accounts of America General Insurance Company (“AGL”), The United States Life Insurance Company in the City of New York (“USL”), and Phoenix Life Insurance Company (“Phoenix”), or through the SunAmerica Dynamic Allocation Portfolio (“SDAP”) and SunAmerica Dynamic Strategy Portfolio (“SDSP”) of SunAmerica Series Trust.* All outstanding shares of the Portfolio are owned of record, in the aggregate by the following:

	AGL	USL	Phoenix	SDAP	SDSP
SA BlackRock Multi-Asset Income Portfolio (Class 1)	92.23%	1.09%	6.69%	0.00%	0.00%
SA BlackRock Multi-Asset Income Portfolio (Class 3) **	100.00%	0.00%	0.00%	0.00%	0.00%

*	The Portfolio may be an investment option for SDAP and SDSP for which SunAmerica serves as investment adviser that are managed as “funds of funds.”
**	AGL owns 100.00% shares of the Portfolio directly.

AGL is a stock life insurance company organized under the laws of the state of Texas and its address is 2727-A Allen Parkway, Houston, Texas 77019 and telephone is (800) 871-2000. USL is a stock life insurance company organized under the laws of the state of New York and its address is One World Financial Center, 200 Liberty Street, New York, New York 10281 and telephone is (800) 966-9786.

The Trustees and officers of the Trust and members of their families as a group, beneficially owned less than 1% of the shares of the Portfolio as of January 12, 2015.

Brokerage Commissions

For the fiscal year ended December 31, 2014, the Portfolio did not pay any commissions to affiliated broker-dealers.

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Other Service Providers

AGL and USL are affiliates of SunAmerica and provide certain shareholder services to contract owners who are indirect beneficial owners of Class 3 shares of the Portfolio. For the fiscal year ended December 31, 2014, the Portfolio paid an aggregate amount of $302 in shareholder services fees to AGL and USL. VALIC Retirement Services Company (“VRSCO”), an affiliate of SunAmerica, serves as the Portfolio’s transfer agent. VRSCO is located at 2929 Allen Parkway, Houston, TX. For the fiscal year ended December 31, 2014, the Portfolio paid VRSCO $618 for services pursuant to a Master Transfer Agency and Service Agreement between the Trust, on behalf of the Portfolio, and VRSCO.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Portfolio are available without charge and may be obtained by calling (800) 445-7862 or by writing to the Trust at P.O. Box 15570, Amarillo, TX 79105-5570.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Gregory N. Bressler, Esq., Secretary of Anchor Series Trust, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

By Order of the Board of Trustees,

/s/ John T. Genoy
John T. Genoy
President
Anchor Series Trust

Dated: [—], 2015

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Exhibit A

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of January 12, 2015 by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and BLACKROCK INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and Anchor Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, $0.01 par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (each, a “Portfolio,” and collectively, the “Portfolio(s)”), and the Subadviser is willing to furnish such services; and

WHEREAS, the Subadviser desires to engage, pursuant to one or more written agreements (each, a “Subadvisory Affiliate Agreement”), one or more affiliates that the Subadviser controls, is controlled by or is under common control with (each, a “Subadviser Affiliate,” and collectively, the “Subadviser Affiliates”), that are registered as investment advisers under the Advisers Act, to assist the Subadviser in discharging its obligations under this Subadvisory Agreement on the terms hereinafter set forth;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of the Advisory Agreement. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments or instruments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, as provided in writing to the Subadviser from time to time, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information, as provided by the Adviser to the Subadviser; and (b) applicable laws and regulations.

The Subadviser represents and warrants to the Adviser that it will manage each Portfolio will at all times (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) the provisions of the Act and rules adopted thereunder; (c) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information (together, the “Registration Statement”) as most recently provided by the Adviser to the Subadviser; and (d) the policies and procedures as adopted by the Trustees of the Trust provided in writing to the Subadviser. The Subadviser further represents and warrants to the Adviser that it will manage each Portfolio in compliance with Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 817(h) of Subchapter L of the Code, solely with respect to the assets of the Portfolio which are under its management and based on information provided by the Portfolio’s custodian. Furthermore, the Adviser will work in conjunction with the Subadviser to undertake any corrective action that may be required as advised by the Portfolio’s tax advisor in a timely manner following quarter end in order to allow the Subadviser to resolve the issue within the 30-day cure period under the Code.

The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser in writing expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Subadvisory Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Subadvisory Agreement. The Subadviser shall not be responsible for the other expenses of a Portfolio, including, without limitation, fees of the Portfolio’s independent public accountants, transfer agent, custodian and other service providers who are not employees of the Subadviser; brokerage commissions and other transaction-related expenses; tax-reporting; taxes levied against the Portfolio or any of its property; and interest expenses of the Portfolio.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolio(s) or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investment companies that are under common control with the Trust, concerning transactions of the Portfolio(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

The Subadviser may delegate certain of the Subadviser’s duties hereunder to a Subadviser Affiliate, provided that any such arrangements are entered into in accordance with all applicable requirements of the Act. The Subadviser acknowledges and agrees that any such delegation by the Subadviser shall in no way relieve the Subadviser of its duties and obligations hereunder, all such duties and obligations hereunder shall remain the sole responsibility of the Subadviser as if no such delegation had occurred, and the Subadviser shall be fully responsible and liable for all actions or omissions to act by any Subadviser Affiliate. The Subadviser shall notify the Adviser promptly in writing at least seventy-five (75) days in advance in the event that a Subadvisory Affiliate Agreement is to be amended. The Subadviser acknowledges and agrees that the Subadviser Affiliates are not parties to this Subadvisory Agreement and are not intended beneficiaries of this Agreement and that they have no rights under this Agreement.

The Adviser acknowledges that the Subadviser and its delegates do not hold client money and/or custody assets.

2. Portfolio Transactions. The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments or instruments for each Portfolio, broker-dealers, futures commission merchants’ and other counterparties selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing Portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Subadvisory Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

The Subadviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all Portfolio transactions entered into by the Subadviser on behalf of the Portfolio.

3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Subadvisory Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior day’s net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Subadvisory Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4. Reports. The Trust and the Adviser agree to furnish to the Subadviser current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as the Subadviser may reasonably request.

The Subadviser agrees to furnish to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser (the “CCO”) with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Subadviser regarding the Subadviser’s and the Subadviser Affiliates’ compliance with applicable law, including: (i) Rule 206(4)-7 of the Advisers Act; (ii) the Federal Securities Laws, as defined in Rule 38a-1 under the Act; (iii) the Commodity Exchange Act; and (iv) any and all other laws, rules and regulations, whether foreign or domestic, in each case, applicable at any time to the operations of the Subadviser with respect to the provision of its services under this Agreement. The Subadviser shall make its and the Subadviser Affiliates’ officers and employees (including its CCO) who are responsible for the Portfolio available, upon reasonable notice to the Subadviser, to the Adviser and/or the CCO from time to time to examine and review the Subadviser’s and the Subadviser Affiliates’ compliance program and adherence thereto.

5. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

6. Proxy Voting. The Adviser will vote proxies relating to the Portfolio’s securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio’s securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

7. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust will be provided promptly to the Trust or the Adviser upon request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

8. Reference to the Subadviser. None of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Subadviser, prior to first use, which approval shall not be unreasonably withheld. Additionally, if substantive changes are made to such materials thereafter, the Portfolio(s) shall furnish to the Subadviser the updated material for approval prior to first use, which approval shall not be unreasonably withheld. Upon the termination of this Agreement, none of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials. Notwithstanding the above, for so long as the Subadviser serves as subadviser to the Portfolio(s), the Trust, the Portfolio(s) and the Adviser may use the name “BlackRock” in the Registration Statement, shareholder reports, and other filings with the Securities and Exchange Commission, or after the Subadviser ceases to serve as subadviser, if such usage is for the purpose of meeting a disclosure obligation under laws, rules, regulations, statutes and codes, whether state or federal, without the Subadviser’s prior written consent.

9. Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser’s rendering of services under this Agreement.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser’s disabling conduct, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

10. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two (2) years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than thirty (30) nor more than sixty (60) days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on ninety (90) days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

13. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

14. Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

15. Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

16. Confidentiality. Neither party will disclose, or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolio(s) or to advise on the Portfolio(s), and will keep confidential any non-public information obtained directly as a result of this service relationship. A receiving party shall disclose such non-public information only if the other party has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by disclosing party or has been disclosed, directly or indirectly, by the disclosing party to others, becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the disclosing party in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolio(s) and may include such total return in the calculation of composite performance information.

17. Representations. By execution of this Agreement, Subadviser represents that it is duly registered as an investment adviser with the Securities and Exchange Commission pursuant to the Advisers Act and that it provided to the Adviser Part 2A of its registration on Form ADV prior to signing this Agreement.

18. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	BlackRock Investment Management, LLC
1 University Square Dr.
Princeton, NJ 08540
Attn: Kelly Lenahan

Adviser:	SunAmerica Asset Management, LLC
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311
Attention: Gregory N. Bressler
Senior Vice President and General Counsel

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/ Peter A. Harbeck
Name:	Peter A. Harbeck
Title:	President & CEO

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:	/s/ Michael G. Saliba
Name:	Michael G. Saliba
Title:	Managing Director

SCHEDULE A

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)
SA BlackRock Multi-Asset Income Portfolio	0.425% on the first $100 million 0.400% on the next $400 million 0.375% on the next $500 million 0.350% thereafter

ANCHOR SERIES TRUST

ATTN: Annuity Service Center

P.O. Box 15570

Amarillo, TX 79105-5570

SA BlackRock Multi-Asset Income Portfolio

(the “Portfolio”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.aig.com/informationstatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a subadvisory agreement is now available at the website referenced above. The Portfolio is a series of Anchor Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access SunAmerica’s website to review a complete copy of the Information Statement, which contains important information about the new subadvisory agreement.

On September 30, 2014, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust or BlackRock Investment Management, LLC (“BlackRock”), as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended, approved BlackRock as the new subadviser to the Portfolio, pursuant to a new subadvisory agreement (the “Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolio’s investment adviser, and BlackRock. BlackRock replaced Wellington Management Company LLP, the previous subadviser of the Portfolio. There is no change in the advisory fees paid by the Portfolio under the Subadvisory Agreement, as SunAmerica, and not the Portfolio, is responsible for all fees payable pursuant to the Subadvisory Agreement.

The Trust has received an exemptive order from the Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, a fund is required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of the hiring of any new subadviser or change in any existing subadvisory agreement. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about [—], 2015, to all shareholders who were invested in the Portfolio as of the close of business on January 12, 2015. A copy of the Information Statement will remain on AIG’s website until at least [—], 2015, and shareholders can request a complete copy of the Information Statement until [—], 2016.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 15570, Amarillo, TX 79105-5570 or by calling (800) 445-7862. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Trust at webmaster@sunamerica.com. You can request a complete copy of the Information Statement until [—], 2016. To ensure prompt delivery, you should make your request no later than [—], 2016. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.